UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

Black Mountain Acquisition Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION, DATED MARCH 22, 2023

LETTER TO STOCKHOLDERS OF BLACK MOUNTAIN ACQUISITION CORP.

425 Houston Street, Suite 400

Fort Worth, TX 76102

Dear Black Mountain Acquisition Corp. Stockholder:

You are cordially invited to attend a special meeting of Black Mountain Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), which will be held on April     , 2023, at    a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).

You can participate in the virtual Stockholder Meeting, vote and submit questions via live webcast by visiting https://www.cstproxy.com/blackmountainaq/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.

The accompanying notice of the Stockholder Meeting and proxy statement describe the business the Company will conduct at the Stockholder Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated    , 2023, and is expected to be mailed or otherwise delivered to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend and restate the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) (i) to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses or entities (a “Business Combination”) from April 18, 2023 (the “Original Termination Date”) to June 18, 2023 (the “New Termination Date”) and (ii) to allow the Company’s board of directors (the “Board”), without another stockholder vote, to elect to extend the New Termination Date up to six (6) times for an additional one (1) month each time (each, an “Extension Period”) by depositing into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO” or “Initial Public Offering”), for each Extension Period, an amount equal to the lesser of (x) $160,000 and (y) $0.04 for each share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the units sold in the IPO (the “Public Stock”) that is not redeemed in connection with the Stockholder Meeting, until December 18, 2023 (the “Additional Extension Option” and such proposal, the “Extension Amendment Proposal”). A copy of the form of the proposed Second Amended and Restated Certificate of Incorporation, which we refer to as the “Charter Amendment,” is set forth in Annex A to the accompanying proxy statement;

2.

Proposal No. 2 — Trust Amendment Proposal — To amend and restate the Investment Management Trust Agreement, dated as of October 13, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the New Termination Date and the Additional Extension Option (the “Trust Amendment Proposal”). A copy of the form of the proposed Amended and Restated Investment Management Trust Agreement, which we refer to as the “Trust Amendment,” is set forth in Annex B to the accompanying proxy statement;

3.

Proposal No. 3 — Redemption Limitation Amendment Proposal — To amend and restate the Certificate of Incorporation to eliminate (i) the limitation that the Company shall not redeem its Public Stock to the extent that such redemption would result in the Class A Common Stock, or the securities of any entity that succeeds the Company as a public company, becoming “penny stock” (as defined in accordance with Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or cause the Company to not meet any greater net tangible asset or cash requirement which may be contained in the agreement relating to a Business Combination (the “Redemption Limitation”) and (ii) the limitation that the Company shall not consummate a Business Combination if the Redemption Limitation is exceeded (the “Redemption Limitation Amendment Proposal”); and

4.

Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A Common Stock and shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal” and, collectively with the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal, the “Proposals”).

The Extension Amendment Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of the other. The Redemption Limitation Amendment Proposal is conditioned on the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal. However, the Extension Amendment Proposal and the Trust Amendment Proposal are not conditioned on the approval of the Redemption Limitation Amendment Proposal. Each of the Proposals are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete a Business Combination. You are not being asked to vote on any Business Combination at this time.

The Certificate of Incorporation provides that the Company has until the Original Termination Date to complete its initial Business Combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Amendment, the Company believes that it may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate the Redemption Limitation from the Certificate of Incorporation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Charter Amendment if Redemptions made in connection with the Stockholder Meeting would cause the Class A Common Stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for Redemptions such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not necessary. The purpose of such limitation was initially to ensure that the Company did not become subject to the U.S. Securities and Exchange Commission’s “penny stock” rules. The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the Charter Amendment and the consummation of a Business Combination.

The Company reserves the right at any time to cancel the Stockholder Meeting and to not (i) submit the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal to its stockholders and (ii) implement the Charter Amendment. In the event the Stockholder Meeting is cancelled, and a Business Combination is not consummated prior to the Original Termination Date, the Company will dissolve and liquidate in accordance with the Certificate of Incorporation.

As contemplated by the Certificate of Incorporation, the holders of the Public Stock may elect to redeem all or a portion of their Public Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in the Trust Account as of two business days prior to the Stockholder Meeting if the Charter Amendment is implemented, regardless of whether or how such public stockholders vote in regard to the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned) and the Charter Amendment is filed, holders of Public Stock remaining after the Redemptions will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or, if the Company does not complete a Business Combination by the New Termination Date, as extended by any election of the Additional Extension Option. Additionally, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and implemented, prior to filing the Charter Amendment with the Secretary of State of the State of Delaware, Black Mountain Sponsor LLC (the “Sponsor”) or one or more of its affiliates or designees has agreed to deposit into the Trust Account the lesser of (i) $320,000 and (ii) $0.08 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting in exchange for a non-interest bearing, unsecured promissory note for the portion of the extension ending on June 18, 2023. Further, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Amendment and Trust Amendment become effective, in the event that the Company has not consummated a Business Combination by June 18, 2023, the Company may, by resolution of the Board and without approval of the Company’s public stockholders, extend the New Termination Date up to six times, each by one additional month (for a total of up to six additional months) to complete a Business Combination, provided that the Sponsor or its affiliate or designee will, for each such monthly extension, deposit into the Trust Account, the lesser of (i) $160,000 and (ii) $0.04 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting in exchange for a non-interest bearing, unsecured promissory note. Accordingly, the amount deposited per share will depend on the number of shares of Public Stock that remain outstanding after the Redemptions and the length of the extension period that will be needed to complete the Business Combination. If more than 4,000,000 shares of Public Stock remain outstanding after the Redemptions, then the amount paid per share will be reduced proportionately. For example, if we need until December 18, 2023 to complete the Business Combination, no shares of Public Stock are redeemed and all of our Public Stock remains outstanding in connection with the Charter Amendment, then the amount deposited per share will be approximately $0.046 per share, with the aggregate maximum contribution to the Trust Account being $1,280,000. However, if 23,600,000 shares of Public Stock are redeemed and 4,000,000 shares of Public Stock remain outstanding after the Redemption, then the amount deposited per share will be approximately $0.32 per share, with the aggregate maximum contribution to the Trust Account being $1,280,000. The deposits are conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal and will not occur if either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Charter Amendment is not implemented. The loan will not bear interest and will be repayable by the Company to the Sponsor or its affiliates or designees upon consummation of the Business Combination in accordance with the terms of the promissory note. If the Sponsor or its affiliates or designees advises the Company that it does not intend to make the loan, then the Proposals will not be put before the stockholders at the Stockholder Meeting, and we will dissolve and liquidate in accordance with our Certificate of Incorporation. The Sponsor or its affiliates or designees will have the sole discretion whether to continue extending for additional Extension Periods and if the Sponsor determines not to continue extending for additional Extension Periods, its obligation to make additional loans will terminate.

On             , 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $            , based on the aggregate amount on deposit in the Trust Account of approximately $             as of                 , 2023 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding Public Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on the New York Stock Exchange on             , 2023, was $            . If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would

result in a public stockholder receiving approximately $             [more/less] per share than if the shares were sold in the open market (based on the current per share redemption price as of            , 2023). The Company cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Original Termination Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and a Business Combination is not completed on or before the Original Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the total number of the then outstanding Public Stock, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (i) and (ii) above to the Company’s obligations under the Delaware General Corporation Law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock, voting together as a single class, and the approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Charter Amendment.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

The Board has fixed the close of business on             , 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof (the “Record Date”). Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Stockholder Meeting will be available for 10 days before the Stockholder Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Stockholder Meeting.

The Company believes that it is in the best interests of the Company’s stockholders that the Company effect the Charter Amendment. After careful consideration of all relevant factors, the Board has determined that the Proposals are in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Proposals.

Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of the Extension Amendment Proposal and the Redemption

Limitation Amendment Proposal each requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock, voting together as a single class. The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Stockholder Meeting, your shares will not be counted for the purposes of determining whether the Proposals are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal and no effect on the approval of the Adjournment Proposal. If you are a stockholder of record and you attend the Stockholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (DWAC) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Stockholder Meeting, the Proposals. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.

                , 2023

By Order of the Board of Directors of Black Mountain Acquisition Corp.

Rhett Bennett
Chief Executive Officer and Chairman of the Board

BLACK MOUNTAIN ACQUISITION CORP.

425 Houston Street, Suite 400

Fort Worth, TX 76102

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

OF BLACK MOUNTAIN ACQUISITION CORP.

TO BE HELD ON APRIL     , 2023

To the Stockholders of Black Mountain Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Black Mountain Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held on April                , 2023, at                a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).

You can participate in the virtual Stockholder Meeting, vote and submit questions via live webcast by visiting https://www.cstproxy.com/blackmountainaq/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting. The accompanying proxy statement, which is dated                , 2023 and is expected to be mailed or otherwise delivered to stockholders on or about that date. You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend and restate the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) (i) to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses or entities (a “Business Combination”) from April 18, 2023 (the “Original Termination Date”) to June 18, 2023 (the “New Termination Date”) and (ii) to allow the Company’s board of directors (the “Board”), without another stockholder vote, to elect to extend the New Termination Date up to six (6) times for an additional one (1) month each time (each, an “Extension Period”) by depositing into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO” or “Initial Public Offering”), for each Extension Period, an amount equal to the lesser of (x) $160,000 and (y) $0.04 for each share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the units sold in the IPO (the “Public Stock”) that is not redeemed in connection with the Stockholder Meeting, until December 18, 2023 (the “Additional Extension Option” and such proposal, the “Extension Amendment Proposal”). A copy of the form of the proposed Second Amended and Restated Certificate of Incorporation, which we refer to as the “Charter Amendment,” is set forth in Annex A to the accompanying proxy statement;

2.

Proposal No. 2 — Trust Amendment Proposal — To amend and restate the Investment Management Trust Agreement, dated as of October 13, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the New Termination Date and the Additional Extension Option (the “Trust Amendment Proposal”). A copy of the form of the proposed Amended and Restated Investment Management Trust Agreement, which we refer to as the “Trust Amendment,” is set forth in Annex B to the accompanying proxy statement;

3.

Proposal No. 3 — Redemption Limitation Amendment Proposal — To amend and restate the Certificate of Incorporation to eliminate (i) the limitation that the Company shall not redeem its Public Stock to the extent that such redemption would result in the Class A Common Stock, or the securities of any entity that succeeds the Company as a public company, becoming “penny stock” (as defined in accordance with Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange

Act”)), or cause the Company to not meet any greater net tangible asset or cash requirement which may be contained in the agreement relating to a Business Combination (the “Redemption Limitation”) and (ii) the limitation that the Company shall not consummate a Business Combination if the Redemption Limitation is exceeded (the “Redemption Limitation Amendment Proposal”); and

4.

Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A Common Stock and shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal” and, collectively with the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal, the “Proposals”).

The Extension Amendment Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of the other. The Redemption Limitation Amendment Proposal is conditioned on the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal. However, the Extension Amendment Proposal and the Trust Amendment Proposal are not conditioned on the approval of the Redemption Limitation Amendment Proposal. Each of the Proposals are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete a Business Combination. You are not being asked to vote on any Business Combination at this time.

The Certificate of Incorporation provides that the Company has until the Original Termination Date to complete its initial Business Combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Amendment, the Company believes that it may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate the Redemption Limitation from the Certificate of Incorporation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Charter Amendment if Redemptions made in connection with the Stockholder Meeting would cause the Class A Common Stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for Redemptions such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not necessary. The purpose of such limitation was initially to ensure that the Company did not become subject to the U.S. Securities and Exchange Commission’s “penny stock” rules. The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the Extension Amendment Proposal and the consummation of a Business Combination.

The Company reserves the right at any time to cancel the Stockholder Meeting and to not (i) submit the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal to its stockholders and (ii) implement the Charter Amendment. In the event the Stockholder Meeting is cancelled, and a Business Combination is not consummated prior to the Original Termination Date, the Company will dissolve and liquidate in accordance with the Certificate of Incorporation.

The Company believes that it is in the best interests of the Company’s stockholders that the Company effect the Charter Amendment. After careful consideration of all relevant factors, the Board has determined that the Proposals are in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Proposals.

As contemplated by the Certificate of Incorporation, the holders of the Public Stock may elect to redeem all or a portion of their Public Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in the Trust Account as of two business days prior to the Stockholder Meeting if the Charter Amendment is implemented, regardless of whether or how such public stockholders vote in regard to the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned) and the Charter Amendment is filed, holders of Public Stock remaining after the Redemptions will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if the Company does not complete a Business Combination by the New Termination Date, as extended by any election of the Additional Extension Option. Additionally, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and implemented, prior to filing the Charter Amendment with the Secretary of State of the State of Delaware, Black Mountain Sponsor LLC (the “Sponsor”) or one or more of its affiliates or designees has agreed to deposit into the Trust Account the lesser of (i) $320,000 and (ii) $0.08 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting in exchange for a non-interest bearing, unsecured promissory note for the portion of the extension ending on June 18, 2023. Further, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Amendment and Trust Amendment become effective, in the event that the Company has not consummated a Business Combination by June 18, 2023, the Company may, by resolution of the Board and without approval of the Company’s public stockholders, extend the New Termination Date up to six times, each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Sponsor or its affiliate or designee will, for each such monthly extension, deposit into the Trust Account, the lesser of (i) $160,000 and (ii) $0.04 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting in exchange for a non-interest bearing, unsecured promissory note. Accordingly, the amount deposited per share will depend on the number of shares of Public Stock that remain outstanding after the Redemptions and the length of the extension period that will be needed to complete the Business Combination. If more than 4,000,000 shares of Public Stock remain outstanding after the Redemptions, then the amount paid per share will be reduced proportionately. For example, if we need until December 18, 2023 to complete the Business Combination, no shares of Public Stock are redeemed and all of our Public Stock remains outstanding in connection with the Charter Amendment, then the amount deposited per share will be approximately $0.046 per share, with the aggregate maximum contribution to the Trust Account being $1,280,000. However, if 23,600,000 shares of Public Stock are redeemed and 4,000,000 shares of Public Stock remain outstanding after the Redemption, then the amount deposited per share will be approximately $0.32 per share, with the aggregate maximum contribution to the Trust Account being $1,280,000. The deposits are conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal and will not occur if either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Charter Amendment is not implemented. The loan will not bear interest and will be repayable by the Company to our Sponsor or its affiliates or designees upon consummation of the Business Combination in accordance with the terms of the promissory note. If the Sponsor or its affiliates or designees advises the Company that it does not intend to make the loan, then the Proposals will not be put before the stockholders at the Stockholder Meeting, and we will dissolve and liquidate in accordance with our Certificate of Incorporation. The Sponsor or its affiliates or designees will have the sole discretion whether to continue extending for additional Extension Periods and if the Sponsor determines not to continue extending for additional Extension Periods, its obligation to make additional loans will terminate.

On                , 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $                , based on the aggregate amount on deposit in the Trust Account of approximately $                as of                , 2023 (including interest not previously released to

the Company to pay taxes), divided by the total number of then outstanding Public Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on the New York Stock Exchange on                , 2023, was $                . If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $                [more/less] per share than if the shares were sold in the open market (based on the current per share redemption price as of                , 2023). The Company cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Original Termination Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and a Business Combination is not completed on or before the Original Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the total number of the then outstanding Public Stock, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (i) and (ii) above to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

The Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 6,810,000 shares of Class B Common Stock, which were issued to the Sponsor prior to the Company’s Initial Public Offering, and 13,040,000 of the Company’s warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Stock.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per share of Public Stock or (ii) such lesser amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which shares of Public Stock will be redeemed from cash held in the Trust Account will be approximately $                . Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $                , plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock, voting together as a single class, and the approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Charter Amendment.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Record holders of Common Stock at the close of business on                , 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 27,600,000 issued and outstanding shares of Class A Common Stock held by public stockholders and 6,900,000 issued and outstanding shares of Class B Common Stock held by the Sponsor and the Company’s independent directors. The Company’s warrants do not have voting rights.

The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. The shares of Class B Common Stock are not entitled to redemption rights and will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor and the Company’s independent directors hold all of the Class B Common Stock or 20.0% of the issued and outstanding shares of Common Stock. The Company’s officers do not own any shares of Common Stock directly. As a result, in addition to the shares of Class B Common Stock, (i) approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will each require the affirmative vote of at least 10,350,001 shares of Public Stock (or approximately 37.5% of the Public Stock), (ii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 15,252,001 shares of Public Stock (or approximately 56.25% of the Public Stock) and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least 10,350,001 shares of Public Stock (or approximately 37.5% of the Public Stock) if all shares of Public Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of at least 1,725,002 shares of Public Stock (or approximately 5.0% of the Public Stock) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.

The accompanying proxy statement contains important information about the Stockholder Meeting, the Proposals. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated                , 2023 and is first being mailed to stockholders on or about that date.

                , 2023

By Order of the Board of Directors of Black Mountain Acquisition Corp.

Rhett Bennett
Chief Executive Officer and Chairman of the Board

i

BLACK MOUNTAIN ACQUISITION CORP.

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL     , 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Black Mountain Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at                  a.m., Eastern Time, on April     , 2023 (the “Stockholder Meeting”) as a virtual meeting, or at such other time and on such other date to which the meeting may be adjourned or postponed.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of the Company with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	the Company’s ability to complete a Business Combination (as defined below);

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Public Stock (as defined below) and other securities of the Company; and

•	the use of funds not held in the Trust Account (as described herein) or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 14, 2022 and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to the Company’s stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on April     , 2023, at                  a.m., Eastern Time. The Stockholder Meeting will be held as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/blackmountainaq/2023.

Q:	Why am I receiving this proxy statement?

A:

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Stockholder Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Stockholder Meeting.

The Company is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”).

Following the closing of the IPO and the full exercise of the underwriters’ over-allotment, $281,520,000 ($10.20 per unit offered in the IPO (the “Units”)) from the net proceeds of the sale of the Units in the Company’s initial public offering (the “IPO” or “Initial Public Offering”) and the sale of private placement warrants (the “Private Placement Warrants”) to Black Mountain Sponsor LLC, a Delaware limited liability company (the “Sponsor”), was placed in the trust account established in connection with the IPO (the “Trust Account”).

Like most blank check companies, the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) provides for the return of the IPO proceeds held in trust to the holders of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the Units (the “Public Stock”) if there is no qualifying business combination(s) consummated on or before April 18, 2023 (the “Original Termination Date”).

Without the Charter Amendment (as defined below), the Company believes that the Company might not, despite its best efforts, be able to complete its Business Combination on or before April 18, 2023. The Company believes that it is in the best interests of the Company’s stockholders to continue the Company’s existence until December 18, 2023 in order to allow the Company additional time to complete a Business Combination and is therefore holding this Stockholder Meeting.

Q:	When and where will the Stockholder Meeting be held?

A:

The Stockholder Meeting will be held on April     , 2023, at                  a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The Stockholder Meeting will be held virtually over the internet. We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/blackmountainaq/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.

Q:	How do I vote?

A:

If you were a holder of record of shares of Public Stock at the close of business on     , 2023 (the “Record Date”), you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on                 , 2023.

Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/blackmountainaq/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Stockholder Meeting?

A:

If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Stockholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Stockholder Meeting starting                 , 2023, at                  a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser             , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1 (800) 450-7155 (toll-free) (or +1 (857) 999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 2391250#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:	The Company’s stockholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend and restate the Certificate of Incorporation (i) to extend the date by which the Company has to consummate a Business Combination from the Original Termination Date to June 18, 2023 (the “New Termination Date”) and (ii) to allow the Board, without another stockholder vote, to elect to extend the New Termination Date up to six (6) times for an additional one (1) month each time (each, an “Extension Period”) by depositing into the Trust Account, for each Extension Period, an amount equal to the lesser of (x) $160,000 and (y) $0.04 for each share of Class A Common Stock issued as part of the Public Stock that is not redeemed in connection with the Stockholder Meeting, until December 18, 2023 (the “Additional Extension Option” and such proposal, the “Extension Amendment Proposal”). A copy of the form of the proposed Second Amended and Restated Certificate of Incorporation, which we refer to as the “Charter Amendment,” is set forth in Annex A to this proxy statement;

2.

Proposal No. 2 — Trust Amendment Proposal — To amend and restate the Investment Management Trust Agreement, dated as of October 13, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the New Termination Date and the Additional Extension Option (the “Trust Amendment Proposal”). A copy of the form of the proposed Amended and Restated Investment Management Trust Agreement, which we refer to as the “Trust Amendment,” is set forth in Annex B to this proxy statement;

3.

Proposal No. 3 — Redemption Limitation Amendment Proposal — To amend and restate the Certificate of Incorporation to eliminate (i) the limitation that the Company shall not redeem its Public Stock to the extent that such redemption would result in the Class A Common Stock, or the securities of any entity that succeeds the Company as a public company, becoming “penny stock” (as defined in accordance with Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or cause the Company to not meet any greater net tangible asset or cash requirement which may be contained in the agreement relating to a Business Combination (the “Redemption Limitation”) and (ii) the limitation that the Company shall not consummate a Business Combination if the Redemption Limitation is exceeded (the “Redemption Limitation Amendment Proposal”); and

4.

Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A Common Stock and shares of Class B common stock, par value $0.0001 per share of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal” and, collectively with the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal, the “Proposals”).

Unless the Redemption Limitation Amendment Proposal is approved, in no event will the Company proceed with the Charter Amendment if the Redemptions (as defined below) would cause the Class A Common Stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act, following approval of the Extension Amendment Proposal.

For more information, please see “The Extension Amendment Proposal and the Trust Amendment Proposal,” “The Redemption Limitation Amendment Proposal” and “The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Proposals are in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “The Extension Amendment Proposal and the Trust Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Am I being asked to vote on a proposal to elect directors?

A:	No. Holders of Public Stock are not being asked to vote on the election of directors at this time.

Q:	Are the proposals conditioned on one another?

A:

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Charter Amendment. The Redemption Limitation Amendment Proposal is conditioned on the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal. However, the Extension Amendment Proposal and the Trust Amendment Proposal are not conditioned on the approval of the Redemption Limitation Amendment Proposal. Unless the Redemption Limitation Amendment Proposal is approved, in no event will the Company proceed with the Charter Amendment if the Redemptions would cause the Class A Common Stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Extension Amendment Proposal.

As contemplated by the Certificate of Incorporation, the holders of Public Stock may elect to redeem all or a portion of their Public Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in the Trust Account as of two business days prior to the Stockholder Meeting, if the Charter Amendment is implemented, regardless of whether or how such public stockholders vote in regard to the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Charter Amendment is implemented and one or more the Company’s stockholders elect to redeem their Public Stock pursuant to such redemption right, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Stock an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Stock in connection with a Business Combination.

Q:	Why is the Company proposing the Proposals?

A:

The Certificate of Incorporation provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Stock sold in the IPO if there is no qualifying Business Combination consummated on or before the Original Termination Date. The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete a Business Combination.

Without the Charter Amendment, the Company believes that it may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate the Redemption Limitation from the Certificate of Incorporation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Charter Amendment if Redemptions made in connection with the Stockholder Meeting would cause the Class A Common Stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for Redemptions such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not necessary. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the Charter Amendment and the consummation of a Business Combination.

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The Company reserves the right at any time to cancel the Stockholder Meeting and to not (i) submit the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal to its stockholders and (ii) implement the Charter Amendment. In the event the Stockholder Meeting is cancelled, and a Business Combination is not consummated prior to the Original Termination Date, the Company will dissolve and liquidate in accordance with the Certificate of Incorporation.

Q:	What constitutes a quorum?

A:

A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor and the Company’s independent directors, who collectively beneficially own 20.0% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor and the Company’s independent directors, an additional 10,350,001 shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Proposals are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.

Q:	What vote is required to approve the proposals presented at the Stockholder Meeting?

A:

The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock, voting together as a single class.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Q:	How will the Sponsor and the Company’s directors and officers vote?

A:	The Sponsor and the Company’s directors and officers intend to vote any Common Stock over which they have voting control in favor of the Proposals.

On the Record Date, the Sponsor and the Company’s independent directors beneficially owned and were entitled to vote an aggregate of 6,900,000 shares of Class B Common Stock, representing 20.0% of the Company’s issued and outstanding shares of Common Stock. The shares of Class B Common Stock are not entitled to redemption rights. The Company’s officers do not own any shares of Common Stock directly.

Q:	Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

A:

The Company believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company has to complete a Business Combination until June 18, 2023 (or up to December 18, 2023 if extended by election of the Additional Extension Option pursuant to the Charter Amendment). Without the Charter Amendment, the Company believes that the Company may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate.

Q:	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:

The Company believes that by eliminating the Redemption Limitation from the Certificate of Incorporation, the Company would be permitted to redeem Public Stock, irrespective of whether such redemption would exceed the Redemption Limitation.

The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the implementation of the Charter Amendment and the consummation of a Business Combination.

Q:	What if I do not want to vote “FOR” the Proposals?

A:	If you do not want the any of the Proposals to be approved, you may “ABSTAIN,” not vote or vote “AGAINST” such proposal.

If you attend the Stockholder Meeting in person or by proxy, you may vote “AGAINST” any of the Proposals, and your Common Stock will be counted for the purposes of determining whether the Proposals are approved.

However, if you fail to attend the Stockholder Meeting in person or by proxy, or if you do attend the Stockholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, your Common Stock will not be counted for the purposes of determining whether the Adjournment Proposal is approved, and your Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, this will have the same effect as a vote “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:	What happens if the Extension Amendment Proposal, the Trust Amendment Proposal and/or the Redemption Limitation Amendment Proposal are not approved?

A:

If the Extension Amendment Proposal or the Trust Amendment Proposal are not approved at the Stockholder Meeting or at any adjournment thereof and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the total number of the then outstanding Public Stock, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (i) and (ii) above to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

If the Redemption Limitation Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof and there are significant requests for Redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to implement the Charter Amendment or consummate a Business Combination. If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Stock to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of Redemptions approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid exceeding the Redemption Limitation.

The Sponsor and the Company’s independent directors waived their right to participate in any liquidation distribution with respect to the 6,900,000 shares of Class B Common Stock held by them. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:	If the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, what happens next?

A:

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file the Charter Amendment with the Secretary of State of the State of Delaware and will continue to attempt to consummate a Business Combination until the New Termination Date, as extended by any election of the Additional Extension Option.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Amendment is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Sponsor. Unless the Redemption Limitation Amendment Proposal is approved, in no event will the Company proceed with the Charter Amendment if the Redemptions would cause the Class A Common Stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Extension Amendment Proposal.

Q:	If I vote for or against the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal, or do not vote at all, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Am I being asked to vote on a Business Combination at this Stockholder Meeting?

A:

No. You are not being asked to vote on a Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your shares of Public Stock, provided that you are a stockholder on the record date for the stockholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to stockholders and will retain the right to redeem your shares of Public Stock for cash in connection with a Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:

No. You may exercise your redemption rights whether or not you are a holder of Public Stock on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Stock on the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal (in each case, for or against) or any other proposal described in this proxy statement. As a result, the Charter Amendment can be approved by stockholders who will redeem their Public Stock and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Stock holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of the New York Stock Exchange (the “NYSE”).

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Stockholders may send a later-dated, signed proxy card to Black Mountain Acquisition Corp. at 425 Houston Street, Suite 400, Fort Worth, TX 76102, so that it is received by the Company prior to the vote at the Stockholder Meeting (which is scheduled to take place on April     , 2023) or attend the virtual Stockholder Meeting and vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock, voting together as a single class. The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Stockholders who attend the Stockholder Meeting, either in person or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.

With respect to the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” such proposals. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposals.

With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the applicable rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal, the Trust Amendment Proposal, the Redemption Limitation Amendment Proposal and Adjournment proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.

If you are a the Company’s stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Proposals. Accordingly, your bank, broker, or other nominee can vote your shares on the Proposals at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Proposals?

A:

Yes. After careful consideration of the terms and conditions of each of the Proposals, the Board has determined that each of the Proposals is in the best interests of the Company and its stockholders. The Board unanimously recommends that the Company’s stockholders vote “FOR” each of the Proposals.

Q:	What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal and the Trust Amendment Proposal?

A:

The Company’s directors and officers have interests in the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock and Private Placement Warrants. See the section entitled “The Extension Amendment Proposal  and the Trust Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal?

A:

No. There are no appraisal rights available to the Company’s stockholders in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal. However you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of public warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one share of Class A Common Stock at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Public Stock and wish to exercise your right to redeem your Public Stock, you must:

I.

(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

II.

prior to 5:00 p.m., Eastern Time, on                 , 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) (the “Redemption Deadline”) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Public Stock for cash and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

III.	deliver your Public Stock to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Public Stock and Public Warrants prior to exercising redemption rights with respect to the Public Stock. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Stock and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and the Trust Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Amendment, any holder of Public Stock will be entitled to request that their Public Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then-outstanding shares of Public Stock. As of                 , 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $             per share of Public Stock.

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Public Stock will be distributed promptly after the Stockholder Meeting.

Any request for Redemption, once made by a holder of Public Stock, may be withdrawn at any time until the Redemption Deadline, and thereafter, with the approval of the Board. If you deliver your shares for Redemption to the Transfer Agent and later decide prior to the Redemption Deadline not to elect Redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

No request for Redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on                 , 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting).

If a holder of Public Stock properly makes a request for Redemption and the Public Stock is delivered as described above, then, the Company will redeem Public Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Public Stock and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

If the Stockholder Meeting is abandoned for any reason, then holders of Public Stock shall not have the right to redeem their Public Stock at this time.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:

The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:

You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:

The Company will pay the cost of soliciting proxies for the Stockholder Meeting. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Stock for their expenses in forwarding soliciting materials to beneficial owners of Public Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: BMAC.info@investor.morrowsodali.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Stock and you intend to seek Redemption of your shares, you will need to deliver your Public Stock (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on                 , 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 14, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Amendment will enable us to complete an initial Business Combination.

Approving the Charter Amendment involves a number of risks. Even if the Charter Amendment is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the New Termination Date, as extended by any election of the Additional Extension Option. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Charter Amendment or the Business Combination are approved by our stockholders, it is possible that the Redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Amendment and an initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A Common Stock.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into law. The IR Act provides for, among other things, a new 1% U.S. federal excise tax on certain repurchases (including any Redemptions) of stock by publicly traded U.S. corporations after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom the shares are repurchased (although it may reduce the amount of cash distributable in a current or subsequent redemption). The amount of the excise tax is generally 1% of any positive difference between the fair market value of any shares repurchased by the repurchasing corporation during a taxable year and the fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. In addition, a number of exceptions apply to this excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, this excise tax.

On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax, including with respect to some transactions in which special purpose acquisition companies like ours typically engage. The notice appears to exempt from the excise tax any distributions, including those that occur in connection with redemptions, by a corporation in the same year it completely liquidates; however, this interpretation is not free from doubt and the notice could be interpreted to have a narrower application. Consequently, a risk remains that any Redemptions pursuant to the Charter Amendment would be subject to the excise tax, including in circumstances where we either engage in an initial Business Combination in 2023 in which we do not issue shares sufficient to offset the earlier redemptions or liquidate later in 2023.

Because the application of this excise tax is not free from doubt, any redemption or other repurchase effected by us that occurs in connection with a Business Combination, extension vote or otherwise may be subject to this excise tax. Because any such excise tax would be payable by us and not by the redeeming stockholder, it could cause a reduction in the value of our Class A Common Stock or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with a Business Combination will depend on a number of factors, including (i) whether the Business Combination closes, (ii) the structure of the Business Combination, (iii) the fair market value of the redemptions and repurchases in connection with the Business Combination, (iv) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or any other equity issuances within the same taxable year of the Business Combination) and (v) the content of any subsequent regulations, classifications and other guidance issued by the Treasury. Further, the application of the excise tax in respect of distributions pursuant to a liquidation of a publicly traded U.S. corporation is not free from doubt, and it is possible that the proceeds held in the Trust Account could be used to pay any excise tax owed by us in the event we are unable to complete a Business Combination in the required time and redeem 100% of our remaining Class A Common Stock in accordance with the Certificate of Incorporation, in which case the amount that would otherwise be received by our public stockholders in connection with our liquidation would be reduced. However, we do not anticipate using any portion of the funds in the Trust Account or the interest earned thereon to pay for any excise tax imposed under the IR Act in connection with any Redemption relating to the implementation of the Charter Amendment.

If we are deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete a Business Combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be severely restricted, including, without limitation, restrictions on the nature of our investments, restrictions on the issuance of securities, and restrictions on the enforceability of agreements entered into by us, each of which may make it difficult for us to complete a Business Combination. In addition, we may have imposed upon us burdensome requirements, including, without limitation, registration as an investment company with the SEC (which may be impractical and would require significant changes in, among other things, our capital structure); adoption of a specific form of corporate structure; and reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a Business Combination and thereafter to operate the post-combination business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) under the Investment Company Act would provide a safe harbor for special purpose acquisition companies (“SPACs”) from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering.

Although the SPAC Proposed Rules, including the proposed safe harbor rule, have not yet been adopted, there is uncertainty in the SEC’s view of the applicability of the Investment Company Act to a SPAC that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule or otherwise falls outside of the other provisions of the safe harbor.

If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial Business Combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless. We do not believe that our principal activities currently subject us to the Investment Company Act. To this end, from the time beginning with the consummation of the Company’s initial public offering, the proceeds held in the Trust Account have been invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.

Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets, but may hold cash items. By restricting the investment of the proceeds to these instruments and by subsequently holding all funds in the Trust Account in cash items (as described in the following paragraph), and by having a business plan targeted at acquiring and growing businesses for the long-term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we do not believe we are an “investment company” within the meaning of the Investment Company Act. Our securities are not intended for persons seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our primary business objective, which is a Business Combination; (ii) the redemption of any Public Stock properly submitted in connection with a stockholder vote to amend the Certificate of Incorporation to modify the substance or timing of our obligation to provide for the redemption of our Public Shares in connection with an initial Business Combination or to redeem 100% of our Public Stock if we do not complete our initial Business Combination within the completion window; and (iii) absent a Business Combination, our return of the funds held in the Trust Account to our public stockholders as part of our redemption of the Public Stock. Because we have invested only in permitted instruments, we believe we are not an investment company. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to consummate our initial business combination.

If we instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of a Business Combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the Trust Account, we would likely receive less interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account) until the earlier of: (i) the consummation of our initial Business Combination and (ii) the distribution of the Trust Account.

If we do instruct the trustee to hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account), we would likely receive less interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 18-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 18-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate and dissolve the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 18-month anniversary, and instead hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account), which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.

SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS

This proxy statement is being provided to the Company’s stockholders as part of a solicitation of proxies by the Board for use at the special meeting of the Company’s stockholders to be held on April     , 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Stockholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about                 , 2023 to all stockholders of record of the Company as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.

Date, Time and Place of Stockholder Meeting

The Stockholder Meeting will be held on April     , 2023, at                  a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/blackmountainaq/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.

You can pre-register to attend the virtual Stockholder Meeting starting     , 2023, at                  a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser             , enter your control number, name and email address. Once you pre- register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing 1 (800) 450-7155 (toll-free) (or +1(857) 999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 2391250#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

The Proposals at the Stockholder Meeting

At the Stockholder Meeting, the Company’s stockholders will consider and vote on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend and restate the Certificate of Incorporation (i) to extend the date by which the Company has to consummate a Business Combination from the Original Termination Date to the New Termination Date and (ii) to allow the Board, without another stockholder vote, to elect to extend the New Termination Date up to six (6) times for an Extension Period each time by depositing into the Trust Account, for each Extension Period, an amount equal to the lesser of (x) $160,000 and (y) $0.04 for each share of Class A Common Stock issued as part of the Public Stock that is not redeemed in connection with the Stockholder Meeting, until

December 18, 2023. A copy of the form of the proposed Charter Amendment is set forth in Annex A to this proxy statement;

2.

Proposal No. 2 — Trust Amendment Proposal — To amend and restate the Trust Agreement, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the New Termination Date and the Additional Extension Option. A copy of the form of the proposed Trust Amendment is set forth in Annex B to this proxy statement;

3.

Proposal No. 3  —  Redemption Limitation Amendment Proposal — To amend and restate the Certificate of Incorporation to eliminate (i) the limitation that the Company shall not redeem its Public Stock to the extent that such redemption would result in the Class A Common Stock, or the securities of any entity that succeeds the Company as a public company, to exceed the Redemption Limitation and (ii) the limitation that the Company shall not consummate a Business Combination if the Redemption Limitation is exceeded; and

4.

Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock, in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Proposal.

Unless the Redemption Limitation Amendment Proposal is approved, in no event will the Company proceed with the Charter Amendment if the Redemptions would cause the Class A Common Stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Extension Amendment Proposal.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on                 , 2023, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 34,500,000 issued and outstanding shares of Common Stock, of which 27,600,000 shares of Class A Common Stock were held by public stockholders and 6,900,000 shares of Class B Common Stock were held by the Sponsor and the Company’s independent directors.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor and the Company’s independent directors, who collectively own 20.0% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, an additional 10,350,001 shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.

Abstentions

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal and no effect on the approval of the Adjournment Proposal.

Under the applicable rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

The Proposals are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Stockholder Meeting without your instruction.

Vote Required for Approval

The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock, voting together as a single class.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the Proposals being presented at the Stockholder Meeting. The shares of Class B Common Stock are not entitled to redemption rights and will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class B Common Stock or 20.0% of the issued and outstanding shares of Common Stock. The Company’s officers do not own any shares of Common Stock directly. As a result, in addition to the shares of Class B Common Stock, (i) approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will each require the affirmative vote of at least 10,350,001 shares of Public Stock (or approximately 37.5% of the Public Stock), (ii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 15,252,001 shares of Public Stock (or approximately 56.25% of the Public Stock) and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least 10,350,001 shares of Public Stock (or approximately 37.5% of the Public Stock) if all shares of Public Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of at least 1,725,002 shares of Public Stock (or approximately 5.0% of the Public Stock) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes. The following table reflects the number of additional shares of Public Stock required to approve each proposal:

Proposal	Approval Standard	Number of Additional Shares of Public Stock Required To Approve Proposal
		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	50% of Issued and Outstanding Shares of Common Stock	10,350,001	10,350,001
Trust Amendment Proposal	65% of Issued and Outstanding Shares of Common Stock	15,525,001	15,525,001
Redemption Limitation Amendment Proposal	50% of Issued and Outstanding Shares of Common Stock	10,350,001	10,350,001
Adjournment Proposal	Majority of Voted Stock	10,350,001	1,725,002

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Common Stock at the Stockholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on                 , 2023.

Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/blackmountainaq/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify the Company’s Chief Executive Officer in writing to Black Mountain Acquisition Corp., 425 Houston Street, Suite 400, Fort Worth, TX 76102, before the Stockholder Meeting that you have revoked your proxy; or

•	you may attend the virtual Stockholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters

The Stockholder Meeting has been called only to consider and vote on the approval of the Proposals. Under the bylaws of the Company, other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.

Who Can Answer Your Questions about Voting

If you are a the Company’s stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing BMAC.info@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Public Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Trust Amendment Proposal. In connection with the Extension Amendment Proposal and the Trust Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Amendment, any stockholder holding Public Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $             per share of Public Stock as of                 , 2023), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks Redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting. Unless the Redemption Limitation Amendment Proposal is approved, in no event will the Company proceed with the Charter Amendment if the Redemptions would cause the Class A Common Stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Extension Amendment Proposal.

As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:

(i)

(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(ii)

submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(iii)	deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 5:00 p.m., Eastern Time, on                 , 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in

Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Stock with respect to more than an aggregate of 20% of the outstanding shares of Public Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 20% of the outstanding shares of Public Stock, then any such shares in excess of that 20% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Stock on                 , 2023 was $             per share. The cash held in the Trust Account as of             , 2023, the most recent practicable date prior to the date of the accompanying proxy statement, was approximately $             (including interest not previously released to the Company to pay taxes) ($             per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a Redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to the Company’s stockholders in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal. However holders of Public Stock may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Stockholder Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Morrow Sodali a fee of $35,000.00, plus associated disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL

Background

The Company is a blank check company incorporated as a Delaware corporation on February 10, 2021 and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses or entities.

On October 18, 2021, the Company consummated its IPO of 24,000,000 Units, at a price of $10.00 per Unit generating gross proceeds of $240,000,000. Following the full exercise of the underwriters’ option to purchase an additional 3,600,000 Units at a price of $10.00 per Unit to cover over-allotments on October 22, 2021, the Company generated additional gross proceeds of $36,000,000. Each Unit consists of one share of Class A Common Stock and three-quarters of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The securities in the IPO were registered under the Securities Act of 1933, as amended (the “Securities Act”), on a registration statement on Form S-1 (No. 333-259469). The SEC declared the registration statement effective on October 13, 2021.

Simultaneously with the closing of the IPO, the Company consummated the sale of 11,600,000 Private Placement Warrants to the Sponsor at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $11,600,000. On October 22, 2021, simultaneously with the exercise of the underwriters’ over-allotment option, the Company completed a private placement with the Sponsor for an additional 1,440,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $1,440,000.

Following the closing of the IPO and the full exercise of the underwriters’ over-allotment, $281,520,000 from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants were deposited in a trust account established for the benefit of the Company’s public stockholders.

Overview

The Company is proposing to amend its Certificate of Incorporation and the Trust Agreement (i) to extend the date by which the Company has to consummate a Business Combination from April 18, 2023 to June 18, 2023 and (ii) to allow the Board, without another stockholder vote, to elect to extend the New Termination Date up to six (6) times for an additional one (1) month each time by depositing into the Trust Account, for each Extension Period, an amount equal to the lesser of (x) $160,000 and (y) $0.04 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting so as to give the Company additional time to complete a Business Combination.

Without the Charter Amendment, the Company believes that the Company may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate.

As contemplated by the Certificate of Incorporation, the holders of Public Stock may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Amendment is implemented.

A copy of the form of the proposed Charter Amendment is attached to this proxy statement as Annex A.

A copy of the form of the proposed Trust Amendment is attached to this proxy statement as Annex B.

On                 , 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $            , based on the aggregate amount on deposit in the Trust Account of approximately $            as of                 , 2023 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding Public Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on the NYSE on                 , 2023, was $            . Accordingly, if the market price of the Public Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $            [more/less] per share than if the shares were sold in the open market (based on the current per share redemption price as of                 , 2023). The Company cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Original Termination Date.

Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal

The Company’s Certificate of Incorporation provides that the Company has until April 18, 2023 to complete a Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Company’s Certificate of Incorporation to allow for a longer period of time to complete a Business Combination unless the Company provided holders of its Public Stock with the right to seek Redemption of their Public Stock in connection therewith. The Board believes that it is in the best interests of the Company’s stockholders that the Charter Amendment be effected so that the Company will have an additional amount of time to consummate a Business Combination. Without the Charter Amendment, the Company believes that the Company may not be able to complete a Business Combination on or before April 18, 2023. If that were to occur, the Company would be forced to liquidate.

The Extension Amendment Proposal and the Trust Amendment Proposal are essential to allowing the Company additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are a condition to the implementation of the Charter Amendment. Unless the Redemption Limitation Amendment Proposal is approved, in no event will the Company proceed with the Charter Amendment if the Redemptions would cause the Class A Common Stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Extension Amendment Proposal.

If Either the Extension Amendment Proposal or the Trust Amendment Proposal is Not Approved

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and a Business Combination is not completed on or before the Original Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the total number of the then outstanding Public Stock, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (i) and (ii) above to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

The Sponsor and the Company’s independent directors have waived their rights to participate in any liquidation distribution with respect to the 6,900,000 shares of Class B Common Stock held by them.

If the Extension Amendment Proposal and the Trust Amendment Proposal are Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file the Charter Amendment with the Secretary of State of the State of Delaware in the form attached to this proxy statement as Annex A and enter into the Trust Amendment in the form attached to this proxy statement as Annex B to extend the time it has to complete a Business Combination until June 18, 2023 (or up to December 18, 2023 if extended by election of the Additional Extension Option pursuant to the Charter Amendment. The Company will then continue to attempt to consummate a Business Combination until the New Termination Date, as extended by any election of the Additional Extension Option. The Company will remain a reporting company under the Exchange Act and its Public Stock and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your Public Stock in connection with the Charter Amendment, you will retain the right to vote on a Business Combination when it is submitted to the public stockholders (provided that you are a stockholder on the Record Date for a meeting to consider a Business Combination) and the right to redeem your Public Stock for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the New Termination Date.

Unless the Redemption Limitation Amendment Proposal is approved, in no event will the Company proceed with the Charter Amendment if the Redemptions would cause the Class A Common Stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Extension Amendment Proposal.

Interests of the Sponsor and the Company’s Directors and Officers

When considering the recommendation of the Board, the Company’s stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Extension Amendment Proposal and the Trust Amendment Proposal. The Company’s stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal and the Trust Amendment Proposal:

•

the fact that the Sponsor paid $13,040,000 for 13,040,000 Private Placement Warrants, each of which is exercisable 30 days following the closing of the Business Combination for one share of Class A Common Stock at $11.50 per share. If the Extension Amendment Proposal or Trust Amendment Proposal is not approved and the Company does not consummate a Business Combination by April 18, 2023, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants held by our Sponsor will be worthless;

•

the fact that the Sponsor and certain of the Company’s officers and directors have invested in the Company an aggregate of $13,065,000, comprised of the $25,000 purchase price for 6,810,000 shares of Class B Common Stock and the $13,040,000 purchase price for 13,040,000 Private Placement Warrants. Assuming a trading price of $             per share of Class A Common Stock and $            per Public Warrant (based upon the respective closing prices of the Class A Common Stock and the Public Warrants on the NYSE on                 , 2023), the 6,810,000 shares of Class B Common Stock and 13,040,000 Private Placement Warrants would have an implied aggregate market value of $            . Even if the trading price of the shares of Class A Common Stock were as low as $1.92 per share, the aggregate market value of the Class B Common Stock alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor). As a result, if a Business Combination is completed, the Sponsor (and certain of the

Company’s officers and directors who are members of the Sponsor) is likely to be able to make a substantial profit on its investment in the Company at a time when the Class A Common Stock has lost significant value. On the other hand, if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before April 18, 2023, the Sponsor (and the Company’s officers and directors who are members of the Sponsor) will lose its entire investment in the Company;

•

the fact that the Company’s independent directors own an aggregate of 90,000 shares of Class B Common Stock that, upon forfeiture by the Sponsor, were issued to the Company’s independent directors. Assuming a trading price of $             per share of Class A Common Stock (based upon the closing price of the Class A Common Stock on the NYSE on                 , 2023), the 90,000 shares of Class B Common Stock would have an implied aggregate market value of $             ; the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Stock) held by them if the Extension Amendment Proposal or and the Trust Amendment Proposal is not approved and the Company fails to complete a Business Combination by April 18, 2023;

•	the indemnification of the Company’s existing officers and directors and the liability insurance maintained by the Company;

•

the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal or and the Trust Amendment Proposal is not approved and a Business Combination is not consummated by April 18, 2023. As of the date of this proxy statement, there are no loans extended, fees due or outstanding out-of-pocket expenses for which the Company’s officers and directors and the Sponsor are awaiting reimbursement; and

•

the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent auditors) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per share of Public Stock or (ii) such lesser amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Trust Amendment Proposal. In connection with the Extension Amendment Proposal and the Trust Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Amendment, any stockholder holding shares of Public Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $            per share as of                 , 2023), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks Redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting. Unless the Redemption Limitation Amendment Proposal is approved, in no event will the Company proceed with the Charter Amendment if the Redemptions would cause the Class A Common Stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Extension Amendment Proposal.

As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:

(i)

(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(ii)

submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(iii)	deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 5:00 p.m., Eastern Time, on                 , 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Stock with respect to more than an aggregate of 20% of the outstanding shares of Public Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 20% of the outstanding shares of Public Stock, then any such shares in excess of that 20% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Stock on                , 2023, the most recent practicable date prior to the date of this proxy statement, was $             per share. The cash held in the Trust Account on such date was approximately $             (including interest not previously released to the Company to pay taxes) ($             per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Trust Amendment Proposal.

If either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved, the Charter Amendment will not be implemented and if a Business Combination is not completed on or before the Original Termination Date, the Company will be required by its Certificate of Incorporation to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the total number of the then outstanding Public Stock, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (i) and (ii) above to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Common Stock in favor of the Proposals being presented at the Stockholder Meeting. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class B Common Stock or 20.0% of the issued and outstanding shares of Common Stock. The Company’s officers do not own any shares of Common Stock directly. As a result, in addition to the shares of Class B Common Stock, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 10,350,001 shares of Public Stock (or approximately 37.5% of the Public Stock) and (ii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 15,252,001 shares of Public Stock (or approximately 56.25% of the Public Stock).

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that both the Extension Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders. The Board has approved and declared advisable adoption of both the Extension Amendment Proposal and the Trust Amendment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal and the Trust Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Certificate of Incorporation to eliminate the requirement that prohibits the Company from redeeming its Public Stock to the extent such redemption would result in the Class A Common Stock, or the securities of any entity that succeeds the Company as a public company, to exceed the Redemption Limitation and the limitation that prohibits the Company from consummating a Business Combination if the Redemption Limitation is exceeded.

Reasons for the Redemption Limitation Amendment Proposal

The purpose of the Redemption Limitation Amendment Proposal is to eliminate the Redemption Limitation from the Certificate of Incorporation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Charter Amendment if Redemptions made in connection with the Stockholder Meeting would cause the Class A Common Stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for Redemptions such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not necessary. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the Charter Amendment and the consummation of a Business Combination.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation would apply to Redemptions made in connection with the Extension Amendment Proposal and the Company’s initial Business Combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension Amendment Proposal if Redemptions would cause the Class A Common Stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for Redemptions such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination even if all other conditions to closing are met.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of Redemptions approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid exceeding the Redemption Limitation.

If the Redemption Limitation Amendment Proposal is Approved

The Redemption Limitation Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. If the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Company will file the Charter Amendment with the Secretary of State of the State of Delaware in the form attached to this proxy statement as Annex A to eliminate the Redemption Limitation and to extend the time it has to complete a Business Combination until June 18, 2023 (or up to December 18, 2023 if extended by election of the Additional Extension Option) pursuant to the Charter Amendment. The Company will also enter into the Trust Amendment in the form attached to this proxy statement as Annex B. The Company will then continue to attempt to consummate a Business Combination until the New Termination Date, as extended by any election of the Additional Extension Option. The Company will remain a reporting company under the Exchange Act and its Public Stock and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your Public Stock in connection with the Charter Amendment, you will retain the right to vote on a Business Combination when it is submitted to the public stockholders (provided that you are a stockholder on the Record Date for a meeting to consider a Business Combination) and the right to redeem your Public Stock for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the New Termination Date.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Redemption Limitation Amendment Proposal. The Redemption Limitation Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment Proposal will not be implemented if either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved.

As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Common Stock in favor of the Proposals being presented at the Stockholder Meeting. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class B Common Stock or 20.0% of the issued and outstanding shares of Common Stock. The Company’s officers do not own any shares of Common Stock directly. As a result, in addition to the shares of Class B Common Stock, approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 10,350,001 shares of Public Stock (or approximately 37.5% of the Public Stock).

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its stockholders. The Board has approved and declared advisable adoption of the Redemption Limitation Amendment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the Proposals. See the section entitled “The Extension Amendment Proposal and the Trust Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Company is asking stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Redemption Limitation Amendment Proposal. In such events, the Charter Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Common Stock in favor of the Proposals being presented at the Stockholder Meeting. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class B Common Stock or 20.0% of the issued and outstanding shares of Common Stock. The Company’s officers do not own any shares of Common Stock directly. As a result, in addition to the shares of Class B Common Stock, approval of the Adjournment Proposal will require the affirmative vote of at least 10,350,001 shares of Public Stock (or approximately 37.5% of the Public Stock) if all shares of Public Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of at least 1,725,002 shares of Public Stock (or approximately 5.0% of the Public Stock) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of certain material U.S. federal income tax considerations for U.S. holders and Non-U.S. holders (each as defined below) of Public Stock (i) with respect to the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal and (ii) whose Public Stock is redeemed for cash if the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Amendment is implemented. This discussion applies only to U.S. holders and Non-U.S. holders that hold Public Stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). This discussion is based on provisions of the Code, Treasury Regulations promulgated thereunder (“Treasury Regulations”), rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.

This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:

•	banks and other financial institutions;

•	mutual funds;

•	insurance companies;

•	brokers or dealers in securities, currencies or commodities;

•	dealers or traders in securities subject to a mark-to-market method of accounting;

•	regulated investment companies and real estate investment trusts;

•	retirement plans, individual retirement accounts and other deferred accounts;

•	tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

•	persons holding Public Stock as part of a “straddle,” hedge, constructive sale, or other integrated or conversion transaction or similar transaction;

•	U.S. holders whose functional currency is not the U.S. dollar;

•

Partnerships, other entities or arrangements classified as partnerships for U.S. federal income tax purposes, “S corporations,” or other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•	expatriated entities subject to Section 7874 of the Code;

•	persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;

•	persons subject to any alternative minimum tax;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	holders owning or treated as owning 5% or more of our Public Stock (by vote or value);

•	grantor trusts; and

•	controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax.

This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax (such as estate, gift or other non-income tax considerations) or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax, or any considerations in respect of any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).

If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds Public Stock, the U.S. federal income tax treatment of the partners in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partnerships and partners in partnerships holding Public Stock should consult their tax advisors as to the particular tax consequences to them of the redemption of Public Stock.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE EXERCISE OF REDEMPTION RIGHTS DISCUSSED HEREIN TO ANY PARTICULAR STOCKHOLDER WILL DEPEND ON THE STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU OF A REDEMPTION OF YOUR PUBLIC STOCK IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder that does not elect to redeem its Public Stock if the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Charter Amendment is implemented will continue to own its shares of Public Stock, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Amendment Proposal.

Tax Treatment of Redeeming Stockholders

In the event that a holder’s Public Stock is redeemed pursuant to the redemption provisions described in this proxy statement under the section entitled “The Extension Amendment Proposal and the Trust Amendment Proposal — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of Public Stock under Section 302 of the Code. If the redemption qualifies as a sale of Public Stock, the material U.S. federal income tax consequences to a U.S. holder (as defined below) generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Stock,” and the material U.S. federal income tax consequences to a Non-U.S. holder (as defined below) generally will be as described under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Stock.” If the redemption does not qualify as a sale of Public Stock under Section 302 of the Code, a holder generally will be treated as receiving a corporate distribution with the material U.S. federal income tax consequences to a U.S. holder generally as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences to a Non-U.S. holder generally as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.”

Whether a redemption of a holder’s Public Stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held, directly, indirectly or constructively, by such redeemed holder before and after the redemption (including any stock treated as held by such holder under applicable constructive ownership rules, including any stock constructively owned by the holder as a result of owning public warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of a holder’s Public Stock generally will be treated as a sale of Public Stock by such holder (rather than as a corporate distribution) under Section 302 of the Code if the redemption: (i) is “substantially disproportionate” with respect to the holder; (ii) results in a “complete termination” of the holder’s interest in us; or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by the holder under certain attribution rules set forth in the Code. Among other things, a holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire pursuant to the exercise of an option, which would generally include Public Stock that could be acquired pursuant to the exercise of the public warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of such holder’s Public Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of Public Stock). There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The redemption of Public Stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest (after taking into account all other redemptions by other stockholders) in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest (after taking into account all other redemptions by other stockholders) in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest (after taking into account all other redemptions by other stockholders) of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of a holder’s Public Stock will be treated as a corporate distribution to the redeemed holder and the material U.S. federal income tax consequences of the redemption to such holder that is a U.S. holder generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences of the redemption to such holder that is a Non-U.S. holder generally will be as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed Public Stock will be added to the holder’s adjusted tax basis in its remaining shares of our stock, or, if it has none, to the holder’s adjusted tax basis in its public warrants or possibly in other shares of our stock constructively owned by it.

A holder of Public Stock should consult its tax advisors as to the tax consequences of a redemption.

U.S. Holders

This section applies to “U.S. holders.” For purposes of this discussion, a “U.S. holder” means a beneficial owner of Public Stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. holder’s Public Stock is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its Public Stock. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the Public Stock and will be treated as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Stock.”

Dividends paid to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends paid to a non-corporate U.S. holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to our Public Stock may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Taxation of Redemption Treated as a Sale of Public Stock

If the redemption of a U.S. holder’s Public Stock is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s adjusted tax basis in the Public Stock redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the Public Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Public Stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders are generally eligible to be taxed at preferential rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of Public Stock (Public Stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Non-U.S. Holders

This section applies to “Non-U.S. holders.” For purposes of this discussion, a “Non-U.S. holder” means a beneficial owner of Public Stock that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Taxation of Redemption as a Distribution

If the redemption of a Non-U.S. holder’s Public Stock is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), the gross amount of such dividend will generally be subject to withholding tax at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the Non-U.S. holder’s adjusted tax basis in its Public Stock. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the Public Stock and will be treated as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Stock.”

The withholding tax described above does not apply to dividends paid to a Non-U.S. holder that are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), provided that the holder provides the applicable withholding agent with a properly completed and executed IRS Form W-8ECI and satisfies all applicable certification requirements. Instead, such dividends will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Taxation of Redemption as a Sale of Public Stock

If the redemption of a Non-U.S. holder’s Public Stock is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” subject to the discussion regarding backup withholding below, a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder);

•	the Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met; or

•

we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the redemption or the period that the Non-U.S. holder held our Public Stock, and, in the case where Public Stock is regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of our Public Stock at any time within the shorter of the five-year period preceding the redemption or such Non-U.S. holder’s holding period for the Public Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above generally will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which generally may be offset by U.S. source capital losses of the Non-U.S. holder, provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

If the third bullet point above applies to a Non-U.S. holder, gain recognized by such holder in connection with a redemption treated as a sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Public Stock is regularly traded on an established securities market within the meaning of applicable Treasury Regulations, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such redemption. There can be no assurance that our Public Stock will be treated as regularly traded on an established securities market. However, we believe that we are not and have not been at any time since our formation a United States real property holding corporation and we do not expect to be a United States real property holding corporation in the immediate foreseeable future, but there can be no assurance in this regard. Holders should consult their tax advisor regarding the tax consequences to them if we are treated as a U.S. real property holding corporation.

It is possible that because an applicable withholding agent may not be able to determine the proper characterization of a redemption of a Non-U.S. holder’s Public Stock, such applicable withholding agent might treat the redemption as a distribution subject to withholding tax.

Information Reporting and Backup Withholding

Generally, information reporting requirements may apply in connection with payments made to U.S. holders or Non-U.S. holders in connection with a redemption of Public Stock.

Backup withholding of tax (currently at a rate of 24%) generally will apply to cash payments to which a U.S. holder is entitled in connection with a redemption of Public Stock, unless the U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption. Backup withholding of tax may also apply to cash payments to which a Non-U.S. holder is entitled in connection with the redemption of Public Stock, unless the Non-U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable IRS Form W-8), attesting to such Non-U.S. holder’s status as non-U.S. person and otherwise complies with applicable certification requirements.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder or Non-U.S. holder generally will be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES NOR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF A REDEMPTION OF THEIR PUBLIC STOCK TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY

References in this section to “we,” “our,” or “us” refer to Black Mountain Acquisition Corp.

General

We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities, which we refer to throughout this proxy statement as our initial business combination. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.

IPO and Private Placement

On October 18, 2021, the Company consummated its IPO of 24,000,000 Units, at a price of $10.00 per Unit generating gross proceeds of $240,000,000. Following the full exercise of the underwriter’s option to purchase an additional 3,600,000 Units at the IPO’s price to cover over-allotments on October 22, 2021, the Company generated additional gross proceeds of $36,000,000. The securities in the IPO were registered under the Securities Act, on a registration statement on Form S-1 (No. 333-259469). The SEC declared the registration statement effective on October 13, 2021.

Simultaneously with the closing of the IPO, the Company consummated the sale of 11,600,000 Private Placement Warrants to the Sponsor at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $11,600,000. On October 22, 2021, simultaneously with the exercise of the underwriter’s over-allotment option, the Company completed a private placement with the Sponsor for an additional 1,440,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $1,440,000.

Following the closing of the IPO and the full exercise of the underwriters’ over-allotment, $281,520,000 from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, or in an interest bearing demand deposit account until the earlier of: (i) the completion of its initial business combination and (ii) the distribution of the Trust Account.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s Common Stock, by:

•	each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding shares of Common Stock;

•	each of the Company’s officers and directors; and

•	all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 34,500,000 shares of Common Stock, consisting of (i) 27,600,000 Class A Common Stock and (ii) 6,900,000 Class B Common Stock, issued and outstanding as of the Record Date. The table below does not reflect record of beneficial ownership of any shares of Common Stock issuable upon exercise of the warrants because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Class A Common Stock	Class B Common Stock(2)		Approximate Percentage of Outstanding Common Stock
Black Mountain Sponsor LLC(3)(4)	—	6,810,000		19.7%
Rhett Bennett(3)	—	—		*
Jacob Smith	—	—		*
Mel G. Riggs	—	30,000		*
Charles W. Yates	—	30,000		*
Stephen Straty	—	30,000		*
All directors and executive officers as a group (five individuals)	—	6,900,000	(4)	20.0%
Saba Capital Management, L.P.(5)	2,073,228	—		6.0%
Adage Capital Partners, L.P.(6)	1,800,000	—		5.2%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Black Mountain Acquisition Corp., 425 Houston Street, Suite 400, Fort Worth, TX 76102.
(2)

Interests shown consist solely of shares of Class B Common Stock. Such shares will automatically convert into shares of Class A Common Stock at the time of our initial Business Combination on a one-for-one basis, subject to adjustment.

(3)

Black Mountain Sponsor LLC is the record holder of the shares reported herein. Rhett Bennett is the managing member of Black Mountain Sponsor LLC. As such, Mr. Bennett may be deemed to have beneficial ownership of the Common Stock directly held by Black Mountain Sponsor LLC. Mr. Bennett disclaims beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)	These shares represent 100% of the shares of Class B Common Stock.
(5)

According to a Schedule 13G/A filed with the SEC on February 14, 2023 by Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein (together, the “Reporting Persons”), the

Reporting Persons have entered into a Joint Filing Agreement, dated May 16, 2022, pursuant to which the Reporting Persons have agreed to file the Schedule 13G/A and any subsequent amendments jointly in accordance with the provisions of Rule 13d-1(k)(1) under the Act. The Reporting Persons have shared voting power and shared dispositive power of 2,073,228 shares of Class A Common Stock. The address of the business office of each of the Reporting Persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.
(6)

According to a Schedule 13F-HR filed with the SEC on February 14, 2023 on behalf of Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”), Adage Capital Partners GP, L.L.C., a Delaware limited liability company (“ACPGP”), Adage Capital Advisors, L.L.C., a Delaware limited liability company (“ACA”), Robert Atchinson and Phillip Gross, the shares reported herein are directly owned by ACP. ACPGP is the general partner of ACP, ACA is the managing member of ACPGP, and Messrs. Atchinson and Gross are managing members of ACA. ACP has the power to dispose of and the power to vote the shares of Class A Common Stock beneficially owned by it, which power may be exercised by its general partner, ACPGP. ACA, as managing member of ACPGP, directs ACPGP’s operations. Messrs. Atchinson and Gross, as managing members of ACA, have shared power to vote the shares of Class A Common Stock beneficially owned by ACP. The business address of this stockholder is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Black Mountain Acquisition Corp., 425 Houston Street, Suite 400, Fort Worth, TX 76102, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact the Company in writing at Black Mountain Acquisition Corp., 425 Houston Street, Suite 400, Fort Worth, TX 76102 or by telephone at (817) 698-9901.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing BMAC.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than                 , 2023.

Annex A

FORM OF

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BLACK MOUNTAIN ACQUISITION CORP.

[●], 2023

Black Mountain Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Black Mountain Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 10, 2021. An amended and restated certificate of incorporation was filed with the office of the Secretary of State of the State of Delaware on October 13, 2021 (the “First Amended and Restated Certificate”).

2. This Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), which both restates and amends the provisions of the First Amended and Restated Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

3. This Second Amended and Restated Certificate of Incorporation shall become effective on the date of filing with the Secretary of State of the State of Delaware.

4. The text of the First Amended and Restated Certificate is hereby amended and restated in its entirety to read as follows:

ARTICLE I

NAME

The name of the corporation is Black Mountain Acquisition Corp. (the “Corporation”).

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses or entities (a “Business Combination”).

ARTICLE III

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is: 850 New Burton Road, Suite 201, Dover, Kent County, Delaware 19904. The name of its registered agent at such address is: Cogency Global Inc.

ARTICLE IV

CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 555,000,000 shares, consisting of (a) 550,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), including (i) 500,000,000 shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and (ii) 50,000,000 shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), and (b) 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2 Preferred Stock. Subject to Article IX of this Second Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock.

(a) Voting.

(i) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the shares of Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Class A Common Stock and Class B Common Stock shall vote together as a single class and shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the stockholders generally are entitled to vote.

(iii) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders, holders of the Class A Common Stock and holders of the Class B Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(iv) The number of authorized shares of Class A Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Class A Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Second Amended and Restated Certificate

(including any certificate of designation relating to any series of Preferred Stock). The holders of Class B Common Stock are entitled to vote as a separate class to increase the authorized number of Class B Common Stock.

(b) Class B Common Stock.

(i) Shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) and shall automatically convert into Class A Common Stock at the time of the closing of the initial Business Combination, or at any time prior thereto at the option of the holder.

(ii) Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock or Equity-linked Securities (as defined below) are issued or deemed issued in excess of the amounts sold in the Corporation’s initial public offering of securities (the “Offering”) and related to the closing of the initial Business Combination, all issued and outstanding shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock at the time of the closing of the initial Business Combination at a ratio for which:

•

the numerator shall be equal to the sum of (A) twenty-five percent (25%) of all shares of Class A Common Stock issued or issuable (upon the conversion or exercise of any Equity-linked Securities or otherwise) by the Corporation, related to or in connection with the consummation of the initial Business Combination (net of redemptions and excluding any securities issued or issuable to any seller in the initial Business Combination and any securities issued or issuable upon conversion of working capital loans) plus (B) the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination; and

•	the denominator shall be the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination.

For purposes of this Second Amended and Restated Certificate, “Equity-linked Securities” shall mean any securities of the Corporation or any of the Corporation’s subsidiaries which are convertible into, or exchangeable or exercisable for, equity securities of the Corporation or such subsidiary, including any private placement of equity or debt.

Notwithstanding anything to the contrary contained herein, (A) the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or Equity-linked Securities by the written consent or agreement of holders of a majority of the shares of Class B Common Stock then outstanding (without the necessity of calling, noticing or holding a meeting of holders of Class B Common Stock) and (B) in no event may the Class B Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.

The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Second Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock.

Each share of Class B Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.3(b). The pro rata share for each holder of Class B Common Stock will be determined as follows: Each share of Class B Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class B Common Stock shall be converted pursuant to this Section 4.3(b) and the denominator of which shall be the total number of issued and outstanding shares of Class B Common Stock at the time of conversion.

(iii) Voting. Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Second Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class B Common Stock shall, to the extent required by law, be given to those holders of Class B Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class B Common Stock to take the action were delivered to the Corporation.

(iv) Appointment and Removal of Directors. Notwithstanding any other provision in this Second Amended and Restated Certificate, prior to the closing of the initial Business Combination, the holders of Class B Common Stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Common Stock shall have no right to vote on the election, removal or replacement of any director. This Section 4.3(b)(iv) may only be amended by a resolution passed at a meeting of the stockholders by a majority of holders of at least ninety percent (90%) of the outstanding Common Stock entitled to vote thereon.

(c) Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

(d) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.

(e) Rights of Class B Common Stock. Notwithstanding anything to the contrary herein, the holders of Class B Common Stock (or any shares of Class A Common Stock issued upon conversion of such Class B Common Stock) shall not be entitled to any: (i) right, title, interest or claim of any kind in or to any monies held in the Trust Account (as defined below), including, but not limited to, upon a liquidation, dissolution or winding up of the Corporation, (ii) Redemption Rights (as defined below) in connection with the consummation of a Business Combination, or (iii) redemption rights in connection with a vote seeking to amend this Second Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares (as defined below) as described in the Registration Statement (as defined below) or (B) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7).

Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate or the Bylaws of the Corporation (the “Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Second Amended and Restated Certificate, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation shall be fixed from time to time in the manner provided in the Bylaws.

(b) Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders following the effectiveness of this Second Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders following the effectiveness of this Second Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders following the effectiveness of this Second Amended and Restated Certificate. At each succeeding annual meeting of the stockholders, beginning with the first annual meeting of the stockholders following the effectiveness of this Second Amended and Restated Certificate, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three (3) year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5 hereof, if the number of directors that constitutes the Board is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board shorten the term of any incumbent director. Subject to Section 9.8 hereof, directors shall be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Second Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.

(c) Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot. The holders of shares of Common Stock shall not have cumulative voting rights.

Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4 Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock—Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII

MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1 Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the members of the Board then in office, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.

Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders shall be given in the manner provided in the Bylaws.

Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders, other than with respect to Class B Common Stock with respect to which action may be taken by written consent.

ARTICLE VIII

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended or unless he or she violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her actions as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2 Indemnification and Advancement of Expenses

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, but subject to Section 4.3(e) above, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX

BUSINESS COMBINATION REQUIREMENTS; EXISTENCE

Section 9.1 General.

(a) The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Second Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least fifty percent (50%) of all then outstanding shares of the Common Stock.

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1 (File No. 333-259469), as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 10, 2021, as amended (the “Registration Statement”) and declared effective on October 13, 2021 by the SEC, was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of shares in connection with a vote seeking to amend any provisions of this Second Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7 hereof) or (iii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 20 months from the closing of the Offering (or, if the Office of the Delaware Division of corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”), which may be extended pursuant to Section 9.1(c) hereof. Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are either Black Mountain Sponsor LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

(c) In the event that the Corporation has not consummated an initial Business Combination within 20 months from the closing of the Offering, the Board, in its discretion and without another stockholder vote, if requested by the Sponsor, upon five (5) days’ prior written notice to the Corporation, may extend the Deadline Date by one month each time on up to six occasions, for up to an additional six months (each such month, an “Extension Period”), but in no event to a date later than 26 months from the closing of the Offering (or, if the

Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open); provided that (i) for each Extension Period, the Sponsor (or its affiliates or permitted designees) has deposited into the Trust Account an amount equal to the lesser of (x) $160,000 and (y) $0.04 per Offering Share that is not redeemed immediately preceding such Extension Period in exchange for a non-interest bearing, unsecured promissory note and (ii) there has been compliance with any applicable procedures relating to the Extension Period in the trust agreement and in the letter agreement, both of which are described in the Registration Statement. If the Sponsor requests an Extension Period, then the following applies: (A) the gross proceeds from the issuance of such promissory note referred to in (i) above will be added to the offering proceeds in the Trust Account and shall be used to fund the redemption of the Offering Shares in accordance with this Article IX; (B) if the Corporation completes its initial Business Combination, it will repay the amount loaned under any promissory note issued in connection with this Section 9.1(c) in accordance with the terms of such promissory note; and (C) if the Corporation does not complete an initial Business Combination by the Deadline Date, the Corporation will not repay the amount loaned under any promissory note issued in connection with this Section 9.1(c) until 100% of the Offering Shares have been redeemed and only in connection with the liquidation of the Corporation to the extent funds are available outside of the Trust Account.

Section 9.2 Redemption Rights.

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

(b) If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rules or regulations), and filing proxy materials with the SEC, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two (2) business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights (irrespective of whether they voted in favor of or against the Business Combination) shall be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two (2) business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, by (b) the total number of then outstanding Offering Shares.

(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of twenty percent (20%) of the Offering Shares without the prior consent of the Corporation.

(d) In the event that the Corporation has not consummated an initial Business Combination by the Deadline Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

Section 9.3 Distributions from the Trust Account.

(a) A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.

(b) Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.

(c) The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to the Public Stockholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.

Section 9.4 Share Issuances. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote on any initial Business Combination, on any pre-Business Combination Activity or any amendment to this Article IX.

Section 9.5 Transactions with Affiliates. In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with the Sponsor, or the directors or officers of the Corporation, the Corporation, or a committee of the independent directors of the Corporation, shall obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such Business Combination is fair to the Corporation from a financial point of view.

Section 9.6 No Transactions with Other Blank Check Companies. The Corporation shall not enter into an initial Business Combination with another blank check company or a similar company with nominal operations.

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a) hereof, any amendment is made to Section 9.2(d) (i) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares as described in the Registration Statement or (ii) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.

Section 9.8 Approval of Business Combination. Notwithstanding any other provision in this Second Amended and Restated Certificate, approval of the initial Business Combination shall require the affirmative vote of a majority of the Board, which must include a majority of the Corporation’s independent directors and each of the non-independent directors nominated by the Sponsor.

Section 9.9 Minimum Value of Target. The Corporation’s initial Business Combination must occur with one or more target businesses that together have a fair market value of at least eighty percent (80%) of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes and excluding the amount of any deferred underwriting discount held in trust at the time of the agreement to enter into the initial Business Combination.

Section 9.10 Waiver of Claims against Trust Account. In addition to the waiver contained in Section 4.3(e), no holder of shares of Class B Common Stock prior to the Offering shall be entitled, with respect to any such shares, to any: (i) right, title, interest or claim of any kind in or to any monies held in the Trust Account (as defined below), including but not limited to upon a liquidation, dissolution or winding up of the Corporation, (ii) Redemption Rights in connection with the consummation of a Business Combination, or (iii) redemption rights in connection with a vote seeking to amend this Second Amended and Restated Certificate (A) to provide for the redemption of the Offering Shares as described in the Registration Statement or (B) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity.

ARTICLE X

CORPORATE OPPORTUNITY

To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine to a corporate opportunity would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future. The Corporation renounces any expectancy that any director or officer of the Corporation will offer any such corporate opportunity to the Corporation unless such corporate opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and the director or officer is permitted to refer that opportunity to the Corporation without violating any other legal obligation.

ARTICLE XI

AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI of this Second Amended and Restated Certificate; provided, however, that Article IX may be amended only as provided therein.

ARTICLE XII

EXCLUSIVE FORUM FOR CERTAIN LAWSUITS; CONSENT

Section 12.1 Forum. Subject to the last sentence in this Section 12.1 and unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by the applicable law, the Court of Chancery of the State of Delaware (the “Court of Chancery”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Second Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of clauses (i) through (iv) above, any claim arising under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten (10) days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction, in which case, any such claim shall be brought in any other court located in the State of Delaware possessing subject matter jurisdiction. Notwithstanding the foregoing, (i) the provisions of this Section 12.1 will not apply to suits brought to enforce any liability or duty created by the Exchange Act, the Securities Act or any other claim for which federal courts have exclusive jurisdiction and (ii) unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the rules and regulations promulgated thereunder.

Section 12.2 Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 12.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 immediately above (an “FSC Enforcement Action”) and

(ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 12.3 Severability. If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Section 12.4 Demand Notice. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

ARTICLE XIII

APPLICATION OF SECTION 203 OF THE DGCL

Section 13.1 Section 203 of the DGCL. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

Section 13.2 Limitation on 203 Business Combinations. Notwithstanding the foregoing, the Corporation shall not engage in any 203 Business Combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

(a) prior to such time, the Board approved either the 203 Business Combination or the transaction which resulted in the stockholder becoming an interested stockholder,

(b) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the Corporation’s voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers of the Corporation and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(c) at or subsequent to that time, the 203 Business Combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2⁄3% of the outstanding voting stock that is not owned by the interested stockholder.

Section 13.3 Certain Definitions. Solely for purposes of this Article XIII, references to:

(a) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(b) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a twenty percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(c) “203 Business Combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 13.2 hereof is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation

(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all stockholders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all stockholders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under clauses (c) through (e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments); or

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder.

(d) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of twenty percent (20%) or more of the voting power of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article XIII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(e) “Exempted Person” means the Sponsor and its affiliates, any of their direct or indirect transferees of at least twenty percent (20%) of the Corporation’s outstanding Common Stock and any “group” of which any such person is a part under Rule 13d-5 of the Exchange Act.

(f) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of twenty percent (20%) or more of the voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of twenty percent (20%) or more of the voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include (a) any Exempted Person, or (b) any person whose ownership of shares in excess of the twenty percent (20%) limitation set forth herein is the result of any action taken solely by the Corporation; provided that with respect to clause (b) such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(g) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i) beneficially owns such stock, directly or indirectly; or

(ii) has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in clause (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(h) “person” means any individual, corporation, partnership, unincorporated association or other entity.

(i) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(j) “voting stock” means stock of any class or series entitled to vote generally in the election of directors.

[Signature Page Follows]

IN WITNESS WHEREOF, Black Mountain Acquisition Corp. has caused this Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

BLACK MOUNTAIN ACQUISITION CORP.

By:
Name:	Rhett Bennett
Title:	Chief Executive Officer

SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

BLACK MOUNTAIN ACQUISITION CORP.

Annex B

AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amended and Restated Investment Management Trust Agreement (this “Agreement”) is made effective as of April [●], 2023 by and between Black Mountain Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”) and amends and restates in its entirety that certain Investment Management Trust Agreement, dated as of October 13, 2021, by and between the Company and the Trustee (the “Existing Agreement”).

WHEREAS, the Company’s registration statement on Form S-1 (File No. 333-259469) (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), and three quarters of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Common Stock (such initial public offering hereinafter referred to as the “Offering”), was declared effective on October 13, 2021 by the U.S. Securities and Exchange Commission;

WHEREAS, on October 18, 2021, the Company consummated the Offering;

WHEREAS, the Company has entered into an Underwriting Agreement (the “Underwriting Agreement”) with EarlyBirdCapital, Inc. and Stephens Inc. as representatives (the “Representatives”) of the underwriters (the “Underwriters”) named therein;

WHEREAS, as described in the Registration Statement, $281,520,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement), and the Initial Extension Payment (as defined below), was delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Common Stock included in the Units issued in the Offering (the amount delivered to the Trustee and any Additional Extension Payments (as defined below) (and any interest subsequently earned thereon) is referred to herein as the “Property,” the stockholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Stockholders,” and the Public Stockholders and the Company will be referred to together as the “Beneficiaries”);

WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $9,660,000 is attributable to deferred underwriting discounts and commissions that may be payable by the Company to the Underwriters upon the consummation of the Business Combination (as defined below) (the “Deferred Discount”);

WHEREAS, Black Mountain Sponsor LLC (or its affiliates or permitted designees) has deposited into the Trust Account $[●] (the “Initial Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note in connection with amending the Company’s Amended and Restated Certificate of Incorporation to extend the period that the Company has to consummate an initial Business Combination from 18 months to 20 months following the closing of the Offering;

WHEREAS, if a Business Combination (as defined below) is not consummated within the 20-month period following the closing of the Offering, the Company may extend such period (each, an “Extension Period”), up to six times (for a total of up to six additional months), but in no event to a date later than 26 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open), provided that for each one-month Extension Period, the Sponsor (or its affiliates or permitted designees) has deposited into the Trust Account an amount equal to the lesser of (a) $160,000 and (b) $0.04 for each public share of Common Stock that is not redeemed immediately preceding such Extension Period (each, an “Additional Extension Payment”), in exchange for a non-interest bearing, unsecured promissory note;

WHEREAS, on October 13, 2021, the Company and the Trustee entered into the Existing Agreement;

WHEREAS, pursuant to Section 6(c) of the Existing Agreement, the Company has obtained the affirmative vote of holders of at least sixty-five percent (65%) of the then issued and outstanding shares of Common Stock and Class B Common Stock, voting together as a single class, approving entry into this Agreement by the Company; and

WHEREAS, the Company and the Trustee desire to enter into this Agreement which shall amend and restate the Existing Agreement in its entirety.

NOW THEREFORE, IT IS AGREED:

1. Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account established by the Trustee in the United States, maintained by the Trustee and at Citibank, N.A. (or at another U.S. chartered commercial bank with consolidated assets of $100 billion or more) and at a brokerage institution selected by the Trustee and reasonably satisfactory to the Company;

(b) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c) In a timely manner, upon the written instruction of the Company, invest and reinvest the Property (i) in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, as determined by the Company or (ii) in an interest bearing demand deposit account, each until the earlier of: (x) the completion of its initial Business Combination and (y) the distribution of the Trust Account; the Trustee may not invest in any other securities or assets, it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder and, while the account funds are invested or uninvested, the trustee may earn bank credits or other considerations;

(d) Collect and receive, when due, all interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e) Promptly notify the Company of all communications received by the Trustee with respect to any Property requiring action by the Company;

(f) Supply any necessary information or documents as may be requested by the Company (or its authorized agents) in connection with the Company’s preparation of the tax returns relating to assets held in the Trust Account;

(g) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

(h) Render to the Company monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (the “Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company and, in the case of Exhibit A, acknowledged and agreed to by the Representatives and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses and net of taxes payable), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the latest to occur of (1) 20 months after the closing of the Offering, or such later date upon an effectuation of an Extension Period (each such date, a “Deadline”) pursuant to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) or (2) such later date as may be approved by the Company’s stockholders in accordance with the Charter, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses and net of taxes payable) shall be distributed to the Public Stockholders of record as of such date;

(j) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Tax Payment Withdrawal Instruction”), withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to cover any income or franchise tax obligation owed by the Company as a result of assets of the Company or interest or other income earned on the Property, which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority, so long as there is no reduction in the principal amount per share initially deposited in the Trust Account; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution; provided, further, that if the tax to be paid is a franchise tax, the written request by the Company to make such distribution shall be accompanied by a copy of the franchise tax bill from the State of Delaware for the Company and a written statement from the principal financial officer of the Company setting forth the actual amount payable. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;

(k) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Stockholder Redemption Withdrawal Instruction”), the Trustee shall distribute on behalf of the Company the amount requested by the Company to be used to redeem shares of Common Stock from Public Stockholders properly submitted in connection with a stockholder vote to approve an amendment to the Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares of Common Stock if the Company has not consummated an initial Business Combination within such time as is described in the Charter. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request;

(l) Upon receipt of the extension letter substantially similar to that attached hereto as Exhibit E (“Extension Letter”) at least five days prior to the Deadline, signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to the Deadline, follow the instructions set forth in the Extension Letter; and

(m) Not make any withdrawals or distributions from the Trust Account other than pursuant to Sections 1(i)), 1(j) or 1(k) above.

2. Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

(a) Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairperson of the Board, President, Chief Executive Officer, Chief Financial Officer or Secretary.

In addition, except with respect to its duties under Sections 1(i), 1(j) and 1(k) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b) Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the Company in writing of such claim (an “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which such consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;

(c) Pay the Trustee the fees set forth on Schedule A hereto, including an annual administration fee and transaction processing fee which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to the Company pursuant to Sections 1(i), 1(j) or 1(k) hereof. The Company has previously paid the Trustee the initial acceptance fee and the first annual administration fee at the consummation of the Offering. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c), Schedule A and as may be provided in Section 2(b) hereof;

(d) In connection with any vote of the Company’s stockholders regarding a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (the “Business Combination”), provide to the Trustee an affidavit or certificate of the inspector of elections for the stockholder meeting verifying the vote of such stockholders regarding such Business Combination;

(e) Provide the Representatives with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same; and

(f) Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement.

3. Limitations of Liability. The Trustee shall have no responsibility or liability to:

(a) Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein;

(b) Take any action with respect to the Property, other than as directed in Section 1 hereof, and the Trustee shall have no liability to any party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;

(c) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(d) Refund any depreciation in principal of any Property;

(e) Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(f) The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be the Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(g) Verify the accuracy of the information contained in the Registration Statement;

(h) Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;

(i) File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the Company documenting the taxes payable by the Company, if any, relating to any interest income earned on the Property;

(j) Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company, including, but not limited to, income tax obligations, except pursuant to Section 1(j) hereof; or

(k) Verify calculations, qualify or otherwise approve the Company’s written requests for distributions pursuant to Sections 1(i), 1(j) and 1(k) hereof.

4. Trust Account Waiver. The Trustee has no right of set-off or any right, title, interest or claim of any kind (a “Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 2(b) or Section 2(c) hereof, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.

5. Termination. This Agreement shall terminate as follows:

(a) If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b) At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(b) hereof.

6. Miscellaneous.

(a) The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Company, including, account names, account numbers, and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.

(b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 1(j) and 1(k) hereof (which sections may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the then outstanding shares of Common Stock and shares of Class B common stock, par value $0.0001 per share, of the Company, voting together as a single class; provided that no such amendment will affect any Public Stockholder who has properly elected to redeem his, her or its shares of Common Stock in connection with a stockholder vote to approve an amendment to this Agreement that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares of Common Stock if the Company does not complete its initial Business Combination within the time frame specified in the Charter), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto.

(d) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(e) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile or email transmission:

if to the Trustee, to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Email: fwolf@continentalstock.com

Email: cgonzalez@continentalstock.com

if to the Company, to:

Black Mountain Acquisition Corp.

425 Houston Street, Suite 400

Fort Worth, Texas 76102

Attn: Rhett Bennett

Email: rhett.bennett@blackmtn.com

in each case, with copies to:

Vinson & Elkins L.L.P.

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attn: Ramey Layne

Email: rlayne@velaw.com

and

EarlyBirdCapital, Inc.

366 Madison Avenue, 8th Floor

New York, New York 10017

Attn: Mike Powell

Email: Mpowell@ebcap.com

and

Stephens Inc.

300 Crescent Court Suite 600

Dallas, Texas 75201

Attn: Keith J. Behrens

Email: keith.behrens@stephens.com

and

Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

Attn: David Alan Miller

Email: DMiller@graubard.com

(f) Each of the Company and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

(g) Each of the Company and the Trustee hereby acknowledges and agrees that each of the Representatives, on behalf of the Underwriters, is a third party beneficiary of this Agreement.

(h) Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

Black Mountain Acquisition Corp.

By:
Name:	Rhett Bennett
Title:	Chief Executive Officer

[Signature Page to Investment Management Trust Agreement]

SCHEDULE A

Fee Item	Time and method of payment	Amount
Trustee administration fee	Payable annually. First year fee payable at initial closing of Offering by wire transfer; thereafter, payable by wire transfer or check.	$10,000.00

Transaction processing fee for disbursements to Company under Sections 1(i), 1(j) and 1(k)	Deduction by Trustee from accumulated income following disbursement made to Company under Section 1	$250.00

Paying agent service fees for disbursement to Public Stockholders under Sections 1(i) and 1(k)	Billed to Company upon delivery of service pursuant to Section 1(i) and 1(k)	Prevailing rates

Schedule A

EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account -Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Amended and Restated Investment Management Trust Agreement between Black Mountain Acquisition (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [                ], 2023 (as amended, the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with [                ] (the “Target Business”) to consummate a business combination with the Target Business (the “Business Combination”) on or about [                ], 20[                ]. The Company shall notify you at least seventy-two (72) hours in advance of the actual date of the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account and to transfer the proceeds into the trust operating account at Citibank, N.A. to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date (including as directed to it by the Representatives on behalf of the Underwriters (with respect to the Deferred Discount)). It is acknowledged and agreed that while the funds are on deposit in the trust operating account at Citibank, N.A. awaiting distribution, the Company will not earn any interest or dividends.

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated concurrently with your transfer of funds to the accounts as directed by the Company (the “Notification”) and (ii) the Company shall deliver to you (a) a certificate of the Chief Executive Officer of the Company, which verifies that the Business Combination has been approved by a vote of the Company’s stockholders, if a vote is held and (b) a joint written instruction signed by the Company and the Representatives with respect to the transfer of the funds held in the Trust Account, including payment of amounts owed to public stockholders who have properly exercised their redemption rights and payment of the Deferred Discount directly to the account or accounts directed by the Representatives from the Trust Account (the “Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day

EXA-1

immediately following the Consummation Date as set forth in such written instructions as soon thereafter as possible.

Very truly yours,

Black Mountain Acquisition Corp.

By:
Name:
Title:

Agreed and acknowledged by:

EarlyBirdCapital, Inc.

By:
Name:
Title:

Stephens Inc.

By:
Name:
Title:

EXA-2

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account—Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Amended and Restated Investment Management Trust Agreement between Black Mountain Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [                ], 2023 (as amended, the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a target business within the time frame specified in the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”), as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on [                ], 2023. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into the trust operating account at Citibank, N.A. to await distribution to the Public Stockholders. The Company has selected [                ], 20[                ] as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the paying agent of record and, in your separate capacity as paying agent, agree to distribute said funds directly to the Public Stockholders in accordance with the terms of the Trust Agreement and the Charter. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.

Very truly yours,

Black Mountain Acquisition Corp.

By:
Name:
Title:

cc:	EarlyBirdCapital, Inc. Stephens Inc.

EXB-1

EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account—Tax Payment Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(j) of the Amended and Restated Investment Management Trust Agreement between Black Mountain Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [                ], 2023 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the Company $[                ] of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

Black Mountain Acquisition Corp.

By:
Name:
Title:

cc:	EarlyBirdCapital, Inc. Stephens Inc.

EXC-1

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account—Stockholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(k) of the Amended and Restated Investment Management Trust Agreement between Black Mountain Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [                ], 2023 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Stockholders of the Company $[                ] of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its Public Stockholders who have properly elected to have their shares of Common Stock redeemed by the Company in connection with a stockholder vote to approve an amendment to the Company’s second amended and restated certificate of incorporation (the “Charter”) that affects the substance or timing of the Company’s obligation to redeem 100% of its public shares of Common Stock if the Company has not consummated an initial Business Combination within such time as is described in the Charter. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the redeeming Public Stockholders in accordance with your customary procedures.

Very truly yours,

Black Mountain Acquisition Corp.

By:
Name:
Title:

cc:	EarlyBirdCapital, Inc. Stephens Inc.

EXD-1

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account—Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(l) of the Amended and Restated Investment Management Trust Agreement between Black Mountain Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [                ], 2023 (as amended, the “Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with a target business for an additional one (1) month, from [                ] to [                ] (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[                ], which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,

Black Mountain Acquisition Corp.

By:
Name:
Title:

cc:	EarlyBirdCapital, Inc. Stephens Inc.

EXE-1

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION Black Mountain Acquisition Corp. 425 Houston Street, Suite 400 Fort Worth, TX 76102 SPECIAL MEETING OF STOCKHOLDERS OF BLACK MOUNTAIN ACQUISITION CORP. YOUR VOTE IS IMPORTANT THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL , 2023. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated , 2023, in connection with the special meeting of stockholders (the “Stockholder Meeting”) of Black Mountain Acquisition Corp. (the “Company”) to be held at a.m. Eastern Time on April , 2023, via a virtual meeting, and hereby appoints , and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. (Continued and to be marked, dated and signed on reverse side) Please mark vote as indicated in this example ☒ THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Proposal No. 1—Extension Amendment Proposal—To amend and restate the FOR AGAINST ABSTAIN Company’s Amended and Restated Certificate of Incorporation (i) to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses or entities from April 18, 2023 to June 18, 2023 (the “New Termination Date”) and (ii) to allow the Company’s board of directors, without another stockholder vote, to elect to extend the New Termination Date up to six (6) times for an additional one (1) month each time (each, an “Extension Period”) by depositing into the trust account established in connection with the Company’s initial public offering (the “IPO”), for each Extension Period, an amount equal to the lesser of (x) $160,000 and (y) $0.04 for each share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the units sold in the IPO that is not redeemed in connection with the Stockholder Meeting, until December 18, 2023 (the “Additional Extension Option” and such proposal, the “Extension Amendment Proposal”). A copy of the form of the proposed Second Amended and Restated Certificate of Incorporation is set forth in Annex A to the accompanying proxy statement.

Proposal No. 2—Trust Amendment Proposal—To amend and FOR AGAINST ABSTAIN restate the Investment Management Trust Agreement, dated as of October 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the New Termination Date and the Additional Extension Option (the “Trust Amendment Proposal”). A copy of the form of the proposed Amended and Restated Investment Management Trust Agreement is set forth in Annex B to the accompanying proxy statement. Proposal No. 3—Adjournment Proposal— To adjourn the FOR AGAINST ABSTAIN Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A Common Stock and shares of Class B common stock, par value $0.0001 per share, in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal. The Adjournment Proposal will only be presented at the Stockholder Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal. Dated: , 2023 (Signature) (Signature if held jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.